UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5069

EquiTrust Variable Insurance Series Fund

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA	50266-5997
(Address of principal executive offices)	(Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code: 515/225-5400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1.	Reports to Stockholders.

January 29, 2008

PRESIDENT’S LETTER

Dear Shareholders:

Domestic large company and international stocks recorded gains for 2007, while U.S. small company stocks struggled and actually declined for the year. The S&P 500 Stock Composite Index (“S&P 500” or “Index”) and the Dow Jones Industrial Average returned 5.49% and 8.87%, respectively, while the small company Russell 2000 Index declined 1.56%. International stocks topped their domestic counterparts, with the developed market MSCI EAFE Index gaining 11.63% and the MSCI Emerging Markets Index 39.78%.

In the U.S. fixed income markets, high quality issues outperformed lower quality securities. The Lehman Brothers U.S. Aggregate Index (“Aggregate Index”), measuring the broad, investment grade segment of the U.S. fixed-income universe, gained 6.97% in 2007, compared to just 1.87% for the Lehman Brothers U.S. Corporate High Yield Index (“High Yield Index”). Investors’ demand for high quality issues, particularly U.S. Treasury securities, pushed yields down and bond prices up, leading to substantial gains for the high quality fixed income benchmarks.

Serious challenges emerged for the world financial markets in 2007, and more challenges lie ahead in the new year. First, consumers faced a shaky employment outlook, rising prices for food and gas, and a decline in the value of their homes. This raised the concern once again that American consumers might retrench, slow their spending and, consequently, the U.S. economy. Growth in corporate earnings, the primary driver of stock prices, has slowed significantly. Adjusted for inflation, earnings have been in decline since 2006. As the U.S. sub-prime crisis erupted in delinquent mortgage payments, mounting foreclosures and an historically high housing supply, the world credit markets shut off credit to all but the worthiest borrowers and drove investors to the relative safety of U.S. Treasury securities. Now, not even a month into 2008, the Federal Reserve and Congress have both initiated dramatic measures they hope will keep the U.S. economy from teetering into recession, or at least lessen its impact if we have already entered a recession.

In all this broad economic and financial market uncertainty, what is certain is that the financial markets will likely face a return to normal volatility. That is, short-term performance will likely gyrate more than it has in recent years. It can be difficult to watch the impact that down markets have on existing savings. However, this volatility also creates opportunities long-term, particularly for investors that follow a plan of regularly contributing to their investment savings. Additionally, it’s during these times of wild ups and downs that we encourage our shareholders to follow a risk-appropriate asset allocation plan. To that end, the EquiTrust Portfolios provide a means of gaining exposure to the domestic equity and fixed income markets. Below is a summary of portfolio and market performance for 2007.

Value Growth: The Value Growth Portfolio gained 5.27% in 2007, just modestly trailing the S&P 500’s gain of 5.49% for the year. The Portfolio was rewarded most for its underweight positions in financial and consumer discretionary stocks, which were the worst performing sectors for the S&P 500 in 2007. This was offset, however, by the Portfolio’s technology and utilities holdings as they generally underperformed the S&P 500’s leaders in these two sectors.

We continue to emphasize the opportunity we see in large company stocks, particularly relative to small company stocks. Valuations for large-cap stocks remain more attractive than for small-caps, while large-caps tend to fare better in an environment of economic uncertainty and volatile stock markets.

High Grade Bond: U.S. Treasury yields fell over the twelve-month reporting period ended December 31, 2007. During the period, the two-year Treasury fell 176 basis points (1.76%) to 3.05%, the ten-year Treasury fell 68 basis points (0.68%) to 4.02% and the thirty-year Treasury fell 36 basis points (0.36%) to 4.45%.

During this period, the High Grade Bond Portfolio underperformed the Aggregate Index as reflected by the 5.48% total return produced by the Portfolio versus the 6.97% total return produced by the Aggregate Index. The total returns for the major components of the Aggregate Index for this period were as follows: U.S. fixed rate mortgage-backed securities (39% of the Aggregate Index) 6.90%; U.S. Treasury securities (22% of the Aggregate Index) 9.01%; and U.S. investment grade corporate securities (20% of the Aggregate Index) 4.56%. The effective duration of the Aggregate Index was 4.41. In comparison, the Portfolio had approximately 48% of its assets invested in U.S. government fixed rate mortgage-backed securities or agencies, 37% in corporate securities, 12% in cash equivalents and 3% in commercial mortgage-backed securities. The effective duration of the Portfolio was 4.13. The Portfolio underperformed the Aggregate Index mainly due to its overexposure to underperforming corporate securities and its underexposure to outperforming Treasury issues, coupled with Portfolio expenses.

Spread levels on corporate issues are at very wide levels but U.S. Treasury yields appear very low so we feel it is reasonable to keep our level of interest rate risk close to that of the Aggregate Index.

Strategic Yield: The High Yield Index produced a return of 1.87% over the twelve-month reporting period ended December 31, 2007. The option-adjusted spread on the High Yield Index finished the current period at 569 basis points (5.69%), which was 294 basis points (2.94%) more than at the start of the period. The High Yield Index was hurt by increased fears of higher defaults due to lower market liquidity and weaker economic growth.

During the reporting period, the Strategic Yield Portfolio produced a total return of 3.56%, exceeding that of the High Yield Index but lagging the 4.56% return on the Lehman Brothers U.S. Investment Grade Corporate Index. The Portfolio’s performance was helped by having a lower exposure to high yield issues than the High Yield Index which more than offset Portfolio expenses. At the end of the period, the Portfolio had approximately 48% of its assets invested in securities rated investment grade, 37% in securities rated high yield by Moody’s or S&P and 15% in cash equivalents.

The Portfolio has historically invested in a mix of high yield and investment grade securities in an attempt to find attractive issues in both markets. As always, we will continue to seek out securities in both the investment grade and non-investment grade markets that we feel offer potentially attractive returns for the amount of risk taken.

Managed: The Managed Portfolio modestly outperformed the S&P 500 in 2007, returning 5.87% compared to 5.49% for the Index. The Portfolio’s equity holdings, in aggregate, topped the performance of the S&P 500 while its fixed income holdings and cash position also contributed a positive return for the period. The Portfolio’s fixed income holdings benefited from the decline in yields near the end of the year.

Throughout the year, we added to the Portfolio’s holdings in high quality equities and fixed-income issues. We continued to find attractive opportunities among the largest U.S. stocks. The bond market sell-off in the first half of the year pushed yields to attractive levels and we added to the Portfolio’s GNMA holdings. Yields have retreated again as investors rushed into U.S. Treasury securities towards the end of the year. Consequently, we currently prefer high quality, dividend-paying large company stocks to fixed-income issues.

Money Market: The interest rates offered by money market funds are closely related to the target rates set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Fed Funds rate, or overnight lending rates between banks. These rates were lowered to 4.25% through December 31, 2007. During the fourth quarter, the economy also showed signs that growth slowed sharply while the labor market and consumer spending, once sources of economic strength, began to waver. The probability of sliding into a recession has increased with each new release of negative economic data; however, a recession is not imminent. US exports, business spending, and fiscal stimulus should help mitigate some of the forces for negative growth going forward. The market is currently anticipating the FOMC will continue to lower the target Fed Funds rate several times during the first-half of 2008. At December 31, 2007, the Money Market Portfolio had a 7-day yield of 3.91%.

Blue Chip: The Blue Chip Portfolio passively tracks the direction of the large capitalization, domestic equity market. It remains substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments. The Portfolio outperformed the S&P 500 in 2007, recording a gain of 6.49% compared to 5.49% for the S&P 500. Relative to the S&P 500, the Portfolio outperformed in its core holdings, i.e. the largest U.S. stocks.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for continued support of the Fund.

Craig A. Lang

President

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance is not a guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Value Growth Portfolio and S&P 500 Stock Composite Index

Value Growth trailed the S&P 500 Stock Composite Index for the twelve months ended December 31, 2007, returning 5.27% versus 5.49% for the Index. The Portfolio benefited substantially from underweight positions in the consumer discretionary and financials sectors. We have underweighted consumer discretionary stocks in the Portfolio because we haven’t found their valuations to be compelling. Valuation within the financials sector, in aggregate, has also been unattractive. Additionally, though, we have been concerned about the quality of the loans that financial institutions have added to their balance sheets over the last several years.

The Portfolio’s performance in the technology, utilities and materials sectors offset the Portfolio’s relative gains in the consumer discretionary and financials sectors. It lagged the Index in technology primarily because it did not hold the sector’s top performers, e.g. Apple, Amazon and Google. These three contributed mightily to the Index’s return for the year, but we have not been compelled to add these stocks to the Portfolio given their stratospheric valuations. In the utilities and materials sectors, the Portfolio underperformed the Index due to its particular stock holdings.

We remain most attracted to the large company segment of the domestic equity markets. Valuation appears more attractive for large-caps than small-caps, while large-caps tend to perform better in the current environment of broad economic uncertainty and tight credit markets. Additionally, large-caps tend to have significantly more exposure to the growth occurring outside the U.S. economy.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

Comparison of Change in Value of $10,000 Investment in the High Grade Bond Portfolio and Lehman Brothers U.S. Aggregate Index

During the twelve-month period ended December 31, 2007, the High Grade Bond Portfolio underperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 5.48% total return produced by the Portfolio versus the 6.97% total return produced by the Index.

The total returns for the major components of the Index for this period were as follows: U.S. fixed rate mortgage-backed securities (39% of the Index), 6.90%; U.S. Treasury securities (22% of the Index), 9.01%; and U.S. investment grade corporate securities (20% of the Index), 4.56%. In comparison, the Portfolio had approximately 48% of its assets invested in U.S. government fixed rate mortgage-backed or agency securities, 37% in corporate securities, 12% in cash equivalents, and 3% in commercial mortgage-backed securities. The Index had an effective duration1 of 4.41 as of December 31, 2007. The effective duration of the Portfolio was 4.13. The Portfolio underperformed the Index mainly due to the Portfolio’s overexposure to underperforming corporate issues and underexposure to outperforming U.S. Treasuries, as well as Portfolio expenses.

The composition of the Portfolio at the end of the reporting period changed only slightly with a decrease in corporate issues and an increase in U.S. government fixed rate mortgage-backed securities and cash. We anticipate maintaining a Portfolio duration close to that of the Index as we feel that market risks are reasonably balanced and a major divergence from the Index is not warranted at this time.

[1]	Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

Comparison of Change in Value of $10,000 Investment in the Strategic Yield Portfolio and Lehman Brothers U.S. Credit/Corporate High Yield Index

During the twelve-month period ended December 31, 2007, the 3.56% total return produced by the Strategic Yield Portfolio was less than the 4.38% return produced by the Lehman Brothers U.S. Credit/Corporate High Yield Index. The total returns for the two components of the Index over this period were as follows: Investment Grade Credit (79% of the Index), 5.11%; and Corporate High Yield (21% of the Index), 1.87%. In comparison, the Portfolio had approximately 37% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody’s and/or Standard & Poor’s, 25% in corporate securities rated investment grade by both Moody’s and Standard & Poor’s, 23% in U.S. Government Agency issues, and 15% in cash equivalents. The Portfolio underperformed the overall Index mainly due to its larger exposure to underperforming high yield issues and Portfolio expenses.

The Portfolio has historically invested in a mix of high yield and investment grade securities in an attempt to find attractive issues in both markets.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

Comparison of Change in Value of $10,000 Investment in the Managed Portfolio and S&P 500 Stock Composite Index

For the twelve-months ended December 31, 2007, the Managed Portfolio generated a return of 5.87%, compared to a total return of 5.49% for the S&P 500 Stock Composite Index. This Portfolio is a tactical asset allocation portfolio, with an investment emphasis on securities producing income and the potential for capital appreciation. For this reason, neither its performance nor its constitution will likely mirror any one particular equity index over long periods of time.

The Portfolio outperformed the Index in 2007 primarily due to better relative performance from its equity position. In particular, the Portfolio benefited from underweight positions in the consumer discretionary and financials sectors, which were the worst performing sectors for the Index. The Portfolio’s fixed-income and cash positions lagged equities on a relative basis, but also dampened the volatility of the equity position. Overall, the Portfolio outperformed the Index with a lower level of volatility.

Within the Portfolio’s equity allocation, we continue to focus on high-quality large-cap companies that generate dividend income. Yields on high quality fixed-income issues declined sharply through year-end as investors sought the relative safety of U.S. Treasury securities. Consequently, we currently find high quality, dividend-paying stocks to be more attractive than fixed-income issues.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

Comparison of Change in Value of $10,000 Investment in the Blue Chip Portfolio and S&P 500 Stock Composite Index

The Blue Chip Portfolio is designed to represent the large-capitalization sector of the domestic equity market and remains substantially invested in approximately 50 such common stock issues. Given the Portfolio’s constitution, its performance will track the broad-market S&P 500 Stock Composite Index, but will be most similar to that of the large-capitalization segment within the Index.

For the twelve months ended December 31, 2007, the Portfolio returned 6.49% compared to 5.49% for the Index. In recent years, the Index’s smaller constituents have contributed the bulk of its total return. For the past year, though, the mega- and large-cap names contributed more of the Index’s gains and returns were more evenly distributed across its market capitalization spectrum.

Again, the Portfolio is mostly concentrated in the Index’s largest companies; roughly 90% of its holdings fall in the Index’s top half by market capitalization. The Portfolio, therefore, outperformed the Index over the past twelve months because its holdings outperformed the mega-/large-cap segment of the Index.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

EQUITRUST VARIABLE INSURANCE SERIES FUND

December 31, 2007

Value Growth Portfolio

Portfolio Holdings by Industry Sector

High Grade Bond Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

Strategic Yield Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.
**	Credit quality as reported by Standard and Poor’s.

EQUITRUST VARIABLE INSURANCE SERIES FUND

December 31, 2007

Managed Portfolio

Portfolio Holdings by Industry Sector

Money Market Portfolio

Portfolio Holdings by Asset Type

Blue Chip Portfolio

Portfolio Holdings by Industry Sector

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on July 1, 2007 and held until December 31, 2007.

Actual Expenses –

The first line for each Portfolio in the table below provides information about actual account values and actual expenses for that Portfolio. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the same Portfolio to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes –

The second line for each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio of the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period* 7/1/2007 - 12/31/2007	Annualized Expense Ratio
Value Growth				0.55%
Actual	$1,000	$984.30	$2.75
Hypothetical**	$1,000	$1,022.23	$2.80
High Grade Bond				0.41%
Actual	$1,000	$1,042.20	$2.13
Hypothetical**	$1,000	$1,022.91	$2.11
Strategic Yield				0.56%
Actual	$1,000	$1,018.00	$2.85
Hypothetical**	$1,000	$1,022.17	$2.86
Managed				0.53%
Actual	$1,000	$1,013.30	$2.71
Hypothetical**	$1,000	$1,022.31	$2.72
Money Market				0.42%
Actual	$1,000	$1,022.90	$2.13
Hypothetical**	$1,000	$1,022.90	$2.13
Blue Chip				0.28%
Actual	$1,000	$996.00	$1.42
Hypothetical**	$1,000	$1,023.58	$1.44
*	Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio, multiplied by the average account value over the period, multiplied by 184 days divided by 365 to reflect the one-half year period.
**	Hypothetical examples are based on a 5% return before expenses.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
ASSETS

Investments in securities, at value (cost — $60,470,385; $45,546,216; $45,218,063; $86,879,593; $16,664,265; and $66,160,981, respectively)	$67,710,284	$45,703,949	$44,719,667	$96,939,040	$16,664,265	$94,667,386
Cash	—	—	—	—	19,759	—
Receivables:
Accrued dividends and interest	95,449	365,118	553,319	247,162	12,818	116,658
Fund shares sold	59,577	27,353	28,442	18,861	117,814	90,748
Investment securities sold	100,000	—	—	—	—	—
Prepaid expense and other assets	329	198	210	471	41	453

Total Assets	67,965,639	46,096,618	45,301,638	97,205,534	16,814,697	94,875,245

LIABILITIES

Payables:
Fund shares redeemed	60,245	48,398	45,259	97,239	340,775	93,787
Investment securities purchased	23,666	—	—	21,049	—	—
Dividends	—	—	—	—	4,264	—
Accrued expenses	12,206	9,028	9,238	14,478	5,804	15,330

Total Liabilities	96,117	57,426	54,497	132,766	350,843	109,117

NET ASSETS	$67,869,522	$46,039,192	$45,247,141	$97,072,768	$16,463,854	$94,766,128

ANALYSIS OF NET ASSETS

Paid-in Capital	$56,481,515	$45,861,552	$47,811,465	$80,177,254	$16,463,854	$68,909,818
Accumulated undistributed net investment income	1,502,365	—	—	3,357,314	—	1,916,168
Accumulated undistributed net realized gain (loss) from investment transactions	2,645,743	19,907	(2,065,928)	3,478,753	—	(4,566,263)
Net unrealized appreciation (depreciation) of investments	7,239,899	157,733	(498,396)	10,059,447	—	28,506,405

NET ASSETS	$67,869,522	$46,039,192	$45,247,141	$97,072,768	$16,463,854	$94,766,128

Shares issued and outstanding as of December 31, 2007	4,506,934	4,547,331	5,063,274	6,048,693	16,463,854	2,234,420
NET ASSET VALUE PER SHARE	$15.06	$10.12	$8.94	$16.05	$1.00	$42.41

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
INVESTMENT INCOME

Dividends	$1,433,883	$9,776	$79,107	$1,780,958	$—	$2,034,072
Interest	449,885	2,416,605	2,890,607	2,100,564	735,387	151,418
Less foreign tax withholding	(3,187)	—	—	(4,405)	—	—

Total Investment Income	1,880,581	2,426,381	2,969,714	3,877,117	735,387	2,185,490

EXPENSES

Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	306,824	127,169	195,626	435,640	36,375	187,783
Accounting fees	30,000	21,195	21,736	30,000	7,275	30,000
Custodial fees	7,039	6,974	6,403	8,910	8,763	6,964
Professional fees	20,138	14,551	14,717	25,070	10,018	25,069
Reports to shareholders	3,381	2,040	2,126	4,790	585	4,620
Trustees’ fees and expenses	5,348	3,349	3,433	7,607	1,209	7,370
Insurance and bonds	2,424	1,419	1,494	3,421	302	3,331
Miscellaneous	3,086	1,867	1,952	4,398	498	4,218

Total Expenses	378,240	178,564	247,487	519,836	65,025	269,355
Fees paid indirectly	(24)	(14)	(15)	(33)	(6)	(33)

Net Expenses	378,216	178,550	247,472	519,803	65,019	269,322

Net Investment Income	1,502,365	2,247,831	2,722,242	3,357,314	670,368	1,916,168

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investment transactions	2,409,768	29,609	1,755	3,101,563	—	1,455,563
Change in unrealized appreciation (depreciation) of investments	(453,003)	45,176	(1,224,366)	(997,219)	—	2,437,202

Net Gain (Loss) on Investments	1,956,765	74,785	(1,222,611)	2,104,344	—	3,892,765

Net Increase in Net Assets Resulting from Operations	$3,459,130	$2,322,616	$1,499,631	$5,461,658	$670,368	$5,808,933

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth Portfolio		High Grade Bond Portfolio		Strategic Yield Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
OPERATIONS

Net investment income	$1,502,365	$1,163,459	$2,247,831	$1,872,291	$2,722,242	$2,345,363
Net realized gain from investment transactions	2,409,768	3,278,691	29,609	11,739	1,755	192,090
Change in unrealized appreciation (depreciation) of investments	(453,003)	2,698,622	45,176	(117,348)	(1,224,366)	59,718

Net Increase in Net Assets Resulting from Operations	3,459,130	7,140,772	2,322,616	1,766,682	1,499,631	2,597,171

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

Net investment income	(1,163,459)	(836,213)	(2,247,831)	(1,872,291)	(2,722,242)	(2,345,363)
Net realized gain (loss) from investment transactions	(2,257,123)	—	(21,030)	—	—	—

Total Dividends and Distributions	(3,420,582)	(836,213)	(2,268,861)	(1,872,291)	(2,722,242)	(2,345,363)
CAPITAL SHARE TRANSACTIONS	2,118,738	(815,694)	6,614,216	4,530,988	4,988,713	4,161,889

Total Increase in Net Assets	2,157,286	5,488,865	6,667,971	4,425,379	3,766,102	4,413,697

NET ASSETS

Beginning of year	65,712,236	60,223,371	39,371,221	34,945,842	41,481,039	37,067,342

End of year (including accumulated undistributed net investment income as set forth below)	$67,869,522	$65,712,236	$46,039,192	$39,371,221	$45,247,141	$41,481,039

Accumulated Undistributed Net Investment Income	$1,502,365	$1,163,459	$—	$—	$—	$—

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Managed Portfolio		Money Market Portfolio		Blue Chip Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
OPERATIONS

Net investment income	$3,357,314	$2,642,530	$670,368	$331,846	$1,916,168	$1,750,924
Net realized gain from investment transactions	3,101,563	4,225,459	—	—	1,455,563	1,052,194
Change in unrealized appreciation (depreciation) of investments	(997,219)	3,188,122	—	—	2,437,202	10,911,429

Net Increase in Net Assets Resulting from Operations	5,461,658	10,056,111	670,368	331,846	5,808,933	13,714,547

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

Net investment income	(2,642,530)	(1,836,551)	(670,368)	(331,846)	(1,750,924)	(1,635,261)
Net realized gain (loss) from investment transactions	(3,999,345)	(4,783,738)	—	—	—	—

Total Dividends and Distributions	(6,641,875)	(6,620,289)	(670,368)	(331,846)	(1,750,924)	(1,635,261)
CAPITAL SHARE TRANSACTIONS	4,457,107	6,991,954	7,906,872	2,269,352	447,012	(4,319,584)

Total Increase in Net Assets	3,276,890	10,427,776	7,906,872	2,269,352	4,505,021	7,759,702

NET ASSETS

Beginning of year	93,795,878	83,368,102	8,556,982	6,287,630	90,261,107	82,501,405

End of year (including accumulated undistributed net investment income as set forth below)	$97,072,768	$93,795,878	$16,463,854	$8,556,982	$94,766,128	$90,261,107

Accumulated Undistributed Net Investment Income	$3,357,314	$2,642,530	$—	$—	$1,916,168	$1,750,924

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO

December 31, 2007

	Shares Held	Value

COMMON STOCKS (86.10%)
BUSINESS SERVICES (5.14%)
Compuware Corp. (1)	16,050	$142,524
eBay, Inc. (1)	13,135	435,951
Electronic Data Systems Corp.	5,745	119,094
Intuit Inc. (1)	11,555	365,254
Microsoft Corp.	37,205	1,324,498
Oracle Corp. (1)	25,000	564,500
Symantec Corp. (1)	28,002	451,952
Western Union Co.	3,520	85,466

		3,489,239
CHEMICALS AND ALLIED PRODUCTS (12.62%)
Abbott Laboratories	8,000	449,200
Amgen Inc. (1)	6,265	290,947
Colgate-Palmolive Co.	5,355	417,476
Dow Chemical Co.	5,330	210,109
E.I. du Pont de Nemours & Co.	14,655	646,139
Genentech, Inc. (1)	4,600	308,522
GlaxoSmithKline PLC	5,500	277,145
Johnson & Johnson	21,600	1,440,720
KV Pharmaceutical Co.-Class A (1)	12,700	362,458
Mylan, Inc.	10,205	143,482
Novartis AG	5,700	309,567
Pfizer, Inc.	60,886	1,383,939
Procter & Gamble Co.	11,480	842,862
Schering-Plough Corp.	14,980	399,067
Teva Pharmaceutical Industries, Ltd.	17,691	822,278
Wyeth	5,835	257,849

		8,561,760
COMMUNICATIONS (3.28%)
AT&T, Inc.	17,660	733,950
Comcast Corp.-Class A (1)	18,765	342,649
Embarq Corp	6,700	331,851
Sprint Nextel Corp.	33,013	433,461
Verizon Communications, Inc.	8,800	384,472

		2,226,383
DEPOSITORY INSTITUTIONS (5.00%)
Bank of America Corp.	16,089	663,832
Bank of New York Mellon Corp.	18,180	886,457
Citigroup, Inc.	22,363	658,367
National City Corp.	6,830	112,422
New York Community Bancorp., Inc.	23,156	407,082
U. S. Bancorp.	9,135	289,945
Wachovia Corp.	9,950	378,399

		3,396,504
ELECTRIC, GAS AND SANITARY SERVICES (3.16%)
Atmos Energy Corp.	11,267	315,927
CMS Energy Corp.	28,300	491,854
Intergrys Energy Group, Inc.	9,886	511,007

	Shares Held	Value

Pinnacle West Capital Corp.	9,200	$390,172
Xcel Energy, Inc.	19,405	437,971

		2,146,931
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (7.88%)
Adaptec, Inc. (1)	43,100	145,678
ADC Telecommunications, Inc. (1)	18,205	283,088
Cisco Systems, Inc. (1)	30,600	828,342
Emerson Electric Co.	4,600	260,636
Flextronics Int., Ltd (1)	6,882	82,997
General Electric Co.	75,330	2,792,483
Helen of Troy, Ltd. (1)	8,966	153,677
Intel Corp.	17,500	466,550
JDS Uniphase Corp. (1)	12,750	169,575
Qualcomm, Inc.	4,200	165,270

		5,348,296
FABRICATED METAL PRODUCTS (0.89%)
Illinois Tool Works, Inc.	11,255	602,593

FOOD AND KINDRED PRODUCTS (4.56%)
Anheuser-Busch Cos., Inc.	9,930	519,736
Coca-Cola Co. (The)	16,170	992,353
Coca-Cola Enterprises, Inc.	17,485	455,135
General Mills, Inc.	4,110	234,270
Kraft Foods, Inc.	2,948	96,193
PepsiCo, Inc.	10,510	797,709

		3,095,396
FOOD STORES (0.46%)
Kroger Co.	11,686	312,133

GENERAL MERCHANDISE STORES (2.05%)
Target Corp.	13,790	689,500
Wal-Mart Stores, Inc.	14,735	700,354

		1,389,854
HEALTH SERVICES (0.58%)
Health Management
Associates, Inc.	30,000	179,400
Lifepoint Hospitals, Inc. (1)	7,163	213,027

		392,427
HOLDING AND OTHER INVESTMENT OFFICES (1.94%)
Adams Express Co.	63,254	893,146
H & Q Life Sciences Investors	32,043	424,570

		1,317,716
INDUSTRIAL MACHINERY AND EQUIPMENT (5.02%)
3M Co.	14,430	1,216,737
EMC Corp. (1)	53,600	993,208
Hewlett-Packard Co.	6,000	302,880
Ingersoll-Rand Co., Ltd.-Class A	19,260	895,012

		3,407,837

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value
COMMON STOCKS (continued)

INSTRUMENTS AND RELATED PRODUCTS (5.56%)
Agilent Technologies, Inc. (1)	7,000	$257,180
Becton Dickinson & Co.	8,826	737,677
Boston Scientific Corp. (1)	4,770	55,475
Danaher Corp.	2,400	210,576
Excel Technology, Inc. (1)	6,600	178,860
Medtronic, Inc.	15,340	771,142
Stryker Corp.	4,330	323,538
Thermo Fisher Scientific, Inc. (1)	16,352	943,183
Zimmer Holdings, Inc. (1)	4,480	296,352

		3,773,983
INSURANCE AGENTS, BROKERS AND SERVICE (0.44%)
Arthur J. Gallagher & Co.	12,365	299,109

INSURANCE CARRIERS (3.80%)
Allstate Corp.	4,910	256,449
American Equity Investment Life Holding Co.	39,100	324,139
American International Group, Inc.	9,740	567,842
EMC Insurance Group, Inc.	13,620	322,385
MBIA, Inc.	4,690	87,375
MetLife, Inc.	7,595	468,004
Safeco Corp.	3,223	179,457
WellPoint, Inc. (1)	4,222	370,396

		2,576,047
METAL MINING (2.41%)
Barrick Gold Corp.	24,946	1,048,979
Newmont Mining Corp.	12,000	585,960

		1,634,939
MOTION PICTURES (1.23%)
News Corp.-Class A	17,040	349,149
Time Warner, Inc.	29,390	485,229

		834,378
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (0.81%)
United Parcel Service, Inc.-Class B	5,675	401,336
Werner Enterprises, Inc.	8,805	149,949

		551,285
NONDEPOSITORY INSTITUTIONS (0.37%)
Federal Home Loan Mortgage Corp.	4,900	166,943
SLM Corp.	4,275	86,098

		253,041
OIL AND GAS EXTRACTION (7.32%)
Anadarko Petroleum Corp.	9,700	637,193
Apache Corp.	5,200	559,208
Baker Hughes, Inc.	6,200	502,820
BJ Services Co.	11,500	278,990
Devon Energy Corp.	4,600	408,986
Helmerich & Payne, Inc.	14,600	585,022

	Shares Held	Value
Noble Corp.	8,600	$485,986

Occidental Petroleum Co.	6,800	523,532
Rowan Cos., Inc.	12,200	481,412
Weatherford Intl Inc. (1)	7,300	500,780

		4,963,929
PAPER AND ALLIED PRODUCTS (1.27%)
AbitibiBowater, Inc.	5,797	119,476
Kimberly-Clark Corp.	10,720	743,325

		862,801
PERSONAL SERVICES (0.67%)
Cintas Corp.	13,560	455,887

PETROLEUM AND COAL PRODUCTS (3.40%)
BP PLC	6,000	439,020
Chevron Corp.	10,300	961,299
ConocoPhillips	10,257	905,693

		2,306,012
PRINTING AND PUBLISHING (0.83%)
Belo Corp.-Series A	14,835	258,722
R.R. Donnelley & Sons Co.	8,110	306,071

		564,793
RAILROAD TRANSPORTATION (0.29%)
Union Pacific Corp.	1,570	197,223

RETAIL-DRUG STORES AND PROPRIETARY STORES (0.63%)
Walgreen Co.	11,245	428,210

RETAIL-HOME FURNITURE AND FURNISHINGS STORES (0.30%)
Bed Bath & Beyond, Inc. (1)	7,010	206,024

RETAIL-LUMBER & OTHER BUILDING MATERIALS DEALERS (0.52%)
Lowe’s Companies, Inc.	15,690	354,908

TOBACCO PRODUCTS (0.47%)
Altria Group, Inc.	4,260	321,971

TRANSPORTATION EQUIPMENT (2.64%)
Federal Signal Corp.	13,300	149,226
Honeywell International, Inc.	17,735	1,091,944
ITT Corp.	8,370	552,755

		1,793,925
WHOLESALE TRADE — NONDURABLE GOODS (0.56%)
SYSCO Corp.	12,130	378,577

Total Common Stocks (Cost $51,204,212)		58,444,111

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value

SHORT-TERM INVESTMENTS (13.66%)
MONEY MARKET MUTUAL FUND (0.04%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $25,592)	25,592	$25,592

	Principal Amount
COMMERCIAL PAPER (4.90%)
INSURANCE CARRIERS (2.65%)
Prudential Funding LLC, 4.37%, due 01/11/08	700,000	700,000
Prudential Funding LLC, 4.21%, due 01/22/08	1,100,000	1,100,000

		1,800,000
NONDEPOSITORY INSTITUTIONS (2.25%)
American Express Credit Corp., 4.26%, due 01/29/08	$175,000	175,000
Chevron Corp., 4.18%, due 01/11/08	250,000	250,000
General Electric Capital Corp., 4.32%, due 01/14/08	1,100,000	1,100,000

		1,525,000
Total Commercial Paper (Cost $3,325,000)		3,325,000

UNITED STATES GOVERNMENT AGENCIES (8.72%)
Federal National Mortgage Assoc., due 01/02/08	825,000	824,902
Federal National Mortgage Assoc., due 01/04/08	1,100,000	1,099,612
Federal National Mortgage Assoc., due 01/07/08	900,000	899,365
Federal National Mortgage Assoc., due 01/18/08	1,100,000	1,097,794
Federal National Mortgage Assoc., due 01/25/08	1,100,000	1,096,849
Federal National Mortgage Assoc., due 01/29/08	900,000	897,059

Total United States Government Agencies (Cost $5,915,581 )		5,915,581

Total Short-Term Investments (Cost $9,266,173)		9,266,173

Total Investments (99.76%) (Cost $60,470,385)		67,710,284

Value

OTHER ASSETS LESS LIABILITIES (0.24%)
Cash, receivables, prepaid expense and other assets, less liabilities	$159,238

Total Net Assets (100.00%)	$67,869,522

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

HIGH GRADE BOND PORTFOLIO

December 31, 2007

	Principal Amount	Value

CORPORATE BONDS (37.04%)
DEPOSITORY INSTITUTIONS (10.28%)
Comerica Bank, 5.20%, due 08/22/17	$1,000,000	$921,570
Fifth Third Bancorp, 5.45%, due 01/15/17	1,000,000	976,480
Huntington National Bank, 5.50%, due 02/15/16	700,000	689,696
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	1,500,000	1,484,955
Washington Mutual Bank, 5.65%, due 08/15/14	750,000	660,203

		4,732,904
ELECTRIC, GAS AND SANITARY SERVICES (6.86%)
Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19 (1)	700,000	791,728
Oglethorpe Power Corp., 6.974%, due 06/30/11	563,000	586,145
PacifiCorp, 6.90%, due 11/15/11	750,000	801,465
Westar Energy, Inc., 5.15%, due 01/01/17	1,000,000	978,350

		3,157,688
FOOD AND KINDRED PRODUCTS (2.16%)
Diageo Capital PLC, 4.375%, due 05/03/10	1,000,000	994,630

FOOD STORES (1.42%)
Ahold Finance USA, Inc., 8.25%, due 07/15/10	600,000	653,250

FURNITURE AND FIXTURES (1.14%)
Steelcase, Inc., 6.50%, due 08/15/11	500,000	523,060

HOLDING AND OTHER INVESTMENT OFFICES (2.25%)
Washington REIT, 5.25%, due 01/15/14	700,000	686,280
Washington REIT, 6.898%, due 02/25/18	350,000	351,936

		1,038,216
INSURANCE CARRIERS (5.11%)
Prudential Financial, Inc., 6.10%, due 06/15/17	1,500,000	1,510,785
SunAmerica, Inc., 8.125%, due 04/28/23	700,000	840,294

		2,351,079
SECURITY AND COMMODITY BROKERS (4.57%)
Goldman Sachs Group, Inc., 5.125%, due 01/15/15	900,000	890,946
Morgan Stanley-Series MTNC, 5.125%, due 02/11/19	1,300,000	1,214,642

		2,105,588

	Principal Amount	Value

TOBACCO PRODUCTS (1.70%)
UST, Inc., 7.25%, due 06/01/09	$750,000	$781,560

TRANSPORTATION — BY AIR (1.29%)
Continental Airlines, Inc., 6.545%, due 08/02/20	385,951	387,785
Federal Express, 7.50%, due 01/15/18	188,761	206,393

		594,178
TRANSPORTATION EQUIPMENT (0.26%)
Ford Motor Co., 9.215%, due 09/15/21	150,000	121,500

Total Corporate Bonds (Cost $16,971,199)		17,053,653

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES (3.17%)
TIAA Seasoned Commercial Mortgage Trust 2007-C4, 6.10%, due 08/01/39 (Cost $1,481,670)	1,500,000	1,458,405

MORTGAGE-BACKED SECURITIES (40.92%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) (13.65%)
3023 Class TG, 5.50%, due 08/01/35	1,369,737	1,351,451
3051 Class MY, 5.50%, due 10/01/25	1,000,000	1,001,240
Pool # A69436, 6.00%, due 12/01/37	1,000,000	1,015,000
Pool # G02562, 6.00%, due 01/01/37	1,484,891	1,507,449
Pool # G02648, 5.50%, due 12/01/36	1,414,130	1,411,610

		6,286,750
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (7.04%)
Pool # 50276, 9.50%, due 02/01/20	810	891
Pool # 256103, 5.50%, due 02/01/26	806,502	810,622
Pool # 897144, 6.00%, due 09/01/36	917,672	932,217
Pool # 928570, 6.00%, due 08/01/37	1,476,401	1,499,563

		3,243,293
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (20.23%)
2003-1 Class PE, 5.50%, due 07/01/32	1,000,000	991,863
2003-116 Class JC, 5.00%, due 05/01/30	1,000,000	994,395
Pool # 1512, 7.50%, due 12/01/23	13,772	14,638
Pool # 2631, 7.00%, due 08/01/28	19,525	20,665
Pool # 2658, 6.50%, due 10/01/28	36,077	37,445
Pool # 2701, 6.50%, due 01/01/29	45,415	47,131
Pool # 2796, 7.00%, due 08/01/29	35,519	37,587
Pool # 3039, 6.50%, due 02/01/31	14,670	15,209
Pool # 3040, 7.00%, due 02/01/31	23,327	24,662
Pool # 3188, 6.50%, due 01/01/32	83,616	86,690

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

HIGH GRADE BOND PORTFOLIO (continued)

	Principal Amount	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (20.23%) — continued
Pool # 3239, 6.50%, due 05/01/32	$80,221	$83,171
Pool # 3261, 6.50%, due 07/01/32	151,554	157,126
Pool # 3320, 5.50%, due 12/01/32	644,988	647,209
Pool # 3333, 5.50%, due 01/01/33	532,268	533,767
Pool # 3375, 5.50%, due 04/01/33	80,399	80,625
Pool # 3390, 5.50%, due 05/01/33	354,880	355,879
Pool # 3403, 5.50%, due 06/01/33	596,773	598,454
Pool # 3458, 5.00%, due 10/01/33	531,584	519,484
Pool # 3499, 5.00%, due 01/01/34	825,380	806,619
Pool # 3556, 5.50%, due 05/01/34	835,842	838,019
Pool # 3623, 5.00%, due 10/01/34	1,383,342	1,351,898
Pool # 22630, 6.50%, due 08/01/28	20,823	21,612
Pool # 276337, 10.00%, due 08/01/19	5,313	6,181
Pool # 643816, 6.00%, due 07/01/25	1,012,399	1,040,321

		9,310,650

Total Mortgage-Backed Securities (Cost $18,756,812)		18,840,693

UNITED STATES GOVERNMENT AGENCIES (6.51%)
Federal Home Loan Bank, 5.50%, due 05/18/15	1,000,000	1,000,121
Federal Home Loan Mortgage Corp., 4.65%, due 10/10/13	1,000,000	994,980
Federal National Mortgage Assoc., 5.55%, due 06/08/15	1,000,000	1,002,696

Total United States Government Agencies (Cost $2,983,130)		2,997,797

SHORT-TERM INVESTMENTS (11.63%)
COMMERCIAL PAPER (4.83%)
DEPOSITORY INSTITUTIONS (2.71%)
Citigroup Corp., 4.97%, due 01/14/08	1,250,000	1,250,000

NONDEPOSITORY INSTITUTIONS (2.12%)
American Express Credit Corp., 4.28%, due 01/08/08	600,000	600,000
American Express Credit Corp., 4.27%, due 01/08/08	200,000	200,000
General Electric Capital Corp., 4.01%, due 01/18/08	175,000	175,000

		975,000

Total Commercial Paper (Cost $2,225,000)		2,225,000

	Principal Amount	Value

UNITED STATES GOVERNMENT AGENCIES (6.73%)
Federal Home Loan Bank, due 01/02/08	$1,100,000	$1,099,870
Federal Home Loan Bank, due 01/11/08	1,100,000	1,098,696
Federal National Mortgage Assoc., due 01/04/08	900,000	899,683

Total United States Government Agencies (Cost $3,098,249)		3,098,249

	Shares Held
MONEY MARKET MUTUAL FUND (0.07%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $30,152)	30,152	30,152

Total Short-Term Investments (Cost $5,353,401)		5,353,401

Total Investments (99.27%) (Cost $45,546,216)		45,703,949

OTHER ASSETS LESS LIABILITIES (0.73%)
Cash, receivables, prepaid expense and other assets, less liabilities		335,243

Total Net Assets (100.00%)		$46,039,192

(1)	Restricted Securities:

PNC Preferred FD, was purchased at 100.000 on 11/29/06. As of 12/31/07, the carrying value of each unit was 98.997, representing $1,484,955 or 3.23% of total net assets.

Maritime & NE Pipeline was purchased at 104.481 on 04/20/01. As of 12/31/07, the carrying value of each unit was 113.104, representing $791,728 or 1.72% of total net assets.

As of 12/31/07, the carrying value of all restricted securities was $2,276,683 or 4.95% of total net assets.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

STRATEGIC YIELD PORTFOLIO

December 31, 2007

	Shares Held	Value

PREFERRED STOCKS (1.49%)
DEPOSITORY INSTITUTIONS
Sovereign Capital Trust V, 7.75% (Cost $800,000)	32,000	$672,000

	Principal Amount
CORPORATE BONDS (60.37%)
APPAREL AND ACCESSORY STORES (2.86%)
Woolworth (FW) Corp., 8.50%, due 01/15/22	$1,400,000	1,295,000

CHEMICALS AND ALLIED PRODUCTS (5.15%)
Chemtura Corp., 6.875%, due 06/01/16	1,700,000	1,589,500
Nova Chemicals, Ltd., 7.875%, due 09/15/25	800,000	740,000

		2,329,500
DEPOSITORY INSTITUTIONS (3.28%)
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	1,500,000	1,484,955

ELECTRIC, GAS AND SANITARY SERVICES (6.49%)
Bruce Mansfield Unit 1, 6.85%, due 06/01/34	1,500,000	1,548,840
ESI Tractebel, 7.99%, due 12/30/11	230,000	233,538
Sabine Pass LNG, LP., 7.50%, due 11/30/16	1,000,000	960,000
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	187,287	194,202

		2,936,580
FURNITURE AND FIXTURES (3.01%)
Steelcase Inc., 6.50%, due 08/15/11	1,300,000	1,359,956

HOLDING AND OTHER INVESTMENT OFFICES (19.89%)
Federal Realty Investment Trust, 7.48%, due 08/15/26	600,000	650,173
First Industrial LP, 7.60%, due 07/15/28	700,000	754,186
First Industrial LP, 7.75%, due 04/15/32	500,000	550,340
HRPT Properties, 6.25%, due 08/15/16	1,075,000	1,046,480
Hospitality Properties Trust, 6.75%, due 02/15/13	1,300,000	1,358,474
iStar Financial, Inc., 7.00%, due 03/15/08	300,000	301,164
iStar Financial, Inc.-Series B, 5.70%, due 03/01/14	1,171,000	978,382

	Principal Amount	Value

Price Development Co., 7.29%, due 03/11/08	$112,500	$112,798
Realty Income Corp., 6.75%, due 08/15/19	1,500,000	1,504,800
Rouse Company, LP (The), 5.375%, due 11/26/13	2,000,000	1,741,600

		8,998,397
INSURANCE CARRIERS (1.47%)
PXRE Capital Trust, 8.85%, due 02/01/27	670,000	665,813

MOTION PICTURES (2.08%)
Time Warner, Inc., 8.375%, due 03/15/23	800,000	941,512

PAPER AND ALLIED PRODUCTS (5.83%)
AbitibiBowater, Inc., 9.375%, due 12/15/21	900,000	679,500
Cascades, Inc., 7.25%, due 02/15/13	1,000,000	942,500
Potlatch Corp., 9.125%, due 12/01/09	900,000	1,017,000

		2,639,000
TRANSPORTATION — BY AIR (2.47%)
Continental Airlines, Inc., 7.461%, due 10/01/16	1,149,206	1,118,235

WATER TRANSPORTATION (4.96%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	1,100,000	1,168,750
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21 (1)	1,000,000	1,076,310

		2,245,060
WHOLESALE TRADE-NONDURABLE GOODS (2.88%)
Safeway, Inc., 7.45%, due 09/15/27	1,200,000	1,301,604

Total Corporate Bonds (Cost $27,769,135)		27,315,612

MORTGAGE-BACKED SECURITIES (18.10%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) (10.94%)
Pool # A69436, 6.00%, due 12/01/37	1,500,000	1,522,500
Pool # G02648, 5.50%, due 12/01/36	1,414,130	1,411,610
Pool # 3023, 5.50%, due 08/01/35	1,027,303	1,013,588
Pool # 3051, 5.50%, due 10/01/25	1,000,000	1,001,240

		4,948,938
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (7.16%)
Pool # 256103, 5.50%, due 02/01/26	806,502	810,622
Pool # 897144, 6.00%, due 09/01/36	917,672	932,217
Pool # 928570, 6.00%, due 08/01/37	1,476,401	1,499,563

		3,242,402

Total Mortgage-Backed Securities (Cost $8,111,030)		8,191,340

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

STRATEGIC YIELD PORTFOLIO (continued)

	Principal Amount	Value

UNITED STATES GOVERNMENT AGENCIES (4.42%)
Federal Home Loan Bank, 5.50%, due 05/18/15	$1,000,000	$1,000,121
Federal National Mortgage Assoc., 5.55%, due 06/08/15	1,000,000	1,002,696

Total United States Government Agencies (Cost $2,000,000)		2,002,817

SHORT-TERM INVESTMENTS (14.45%)
COMMERCIAL PAPER (4.25%)
INSURANCE CARRIERS (2.04%)
Prudential Funding LLC, 4.26%, due 01/15/08	325,000	325,000
Prudential Funding LLC, 4.21%, due 01/18/08	600,000	600,000

		925,000
NONDEPOSITORY INSTITUTIONS (2.21%)
American Express Credit Corp., 4.27%, due 01/15/08	800,000	800,000
General Electric Capital Corp., 4.25%, due 01/24/08	200,000	200,000

		1,000,000

Total Commercial Paper (Cost $1,925,000)		1,925,000

UNITED STATES GOVERNMENT AGENCIES (10.16%)
Federal Home Loan Bank due 01/07/08	950,000	949,327
Federal National Mortgage Assoc., due 01/02/08	1,000,000	999,881
Federal National Mortgage Assoc., due 01/04/08	1,000,000	999,645
Federal National Mortgage Assoc., due 01/11/08	1,000,000	998,831
Federal National Mortgage Assoc., due 01/24/08	650,000	648,255

Total United States Government Agencies (Cost $4,595,939)		4,595,939

	Shares Held
MONEY MARKET MUTUAL FUND (0.04%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $16,959)	16,959	16,959

Total Short-Term Investments (Cost $6,537,899)		6,537,898

Total Investments (98.83%) (Cost $45,218,063)		44,719,667

	Principal Amount	Value

OTHER ASSETS LESS LIABILITIES (1.17%)
Cash, receivables, prepaid expense and other assets, less liabilities		$527,474

Total Net Assets (100.00%)		$45,247,141

(1)	Restricted Securities:

PNC Preferred FD, was purchased at 100.000 on 11/29/2006. As of 12/31/07, the carrying value of each unit was 98.997, representing $1,484,955 or 3.28% of total net assets.

Windsor Petroleum Transportation was purchased at 80.500 on 08/26/99. As of 12/31/07, the carrying value of each unit was 107.631, $1,076,310 or 2.38% of total net assets.

As of 12/31/07, the carrying value of all restricted securities was $2,561,265 or 5.66% of total net assets.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO

December 31, 2007

	Shares Held	Value

COMMON STOCKS (60.29%)
BUSINESS SERVICES (0.56%)
Electronic Data Systems Corp.	7,500	$155,475
Microsoft Corp.	10,800	384,480

		539,955
CHEMICALS AND ALLIED PRODUCTS (10.19%)
Abbott Laboratories	19,800	1,111,770
Amgen Inc. (1)	3,900	181,116
Colgate-Palmolive Co.	7,430	579,243
Dow Chemical Co.	13,965	550,500
E.I. du Pont de Nemours & Co.	16,475	726,383
GlaxoSmithKline PLC	4,700	236,833
Johnson & Johnson	30,612	2,041,820
KV Pharmaceutical Co.-Class A (1)	12,600	359,604
Mylan, Inc.	11,890	167,173
Novartis Ag	8,060	437,739
Pfizer, Inc.	76,984	1,749,846
Procter & Gamble Co.	12,225	897,560
Schering-Plough Corp.	15,700	418,248
Teva Pharmaceutical Industries, Ltd.	9,399	436,866

		9,894,701
COMMUNICATIONS (2.44%)
AT&T, Corp.	12,600	523,656
Comcast Corp.-Class A (1)	13,590	248,153
Embarq Corp.	9,600	475,488
Sprint Nextel Corp.	46,171	606,225
Verizon Communications, Inc.	11,800	515,542

		2,369,064
DEPOSITORY INSTITUTIONS (3.57%)
Bank of America Corp.	17,202	709,755
Bank of New York Mellon Corp.	10,593	516,515
Citigroup, Inc.	19,822	583,560
National City Corp.	8,695	143,120
New York Community Bancorp., Inc.	44,834	788,182
U. S. Bancorp.	12,895	409,287
Wachovia Corp.	8,328	316,714

		3,467,133
ELECTRIC, GAS AND SANITARY SERVICES (4.20%)
Atmos Energy Corp.	22,952	643,574
Integrys Energy Group, Inc.	14,304	739,374
Pinnacle West Capital Corp.	24,200	1,026,322
Tortoise Energy Capital Corp.	43,948	1,109,687
Xcel Energy, Inc.	24,690	557,253

		4,076,210
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (5.28%)
Cisco Systems, Inc. (1)	20,100	544,107
Emerson Electric Co.	1,600	90,656
General Electric Co.	106,965	3,965,193

	Shares Held	Value

Helen of Troy, Ltd. (1)	12,334	$211,405
Intel Corp.	11,900	317,254

		5,128,615
FABRICATED METAL PRODUCTS (0.56%)
Illinois Tool Works, Inc.	10,155	543,699

FOOD AND KINDRED PRODUCTS (2.28%)
Anheuser-Busch Cos., Inc.	11,995	627,818
Coca-Cola Co. (The)	10,380	637,021
Kraft Foods, Inc.	2,799	91,331
PepsiCo, Inc.	11,320	859,188

		2,215,358
GENERAL MERCHANDISE STORES (1.24%)
Target Corp.	4,760	238,000
Wal-Mart Stores, Inc.	20,290	964,384

		1,202,384
HEALTH SERVICES (0.55%)
Health Management
Associates, Inc.	47,700	285,246
Lifepoint Hospitals, Inc. (1)	8,429	250,678

		535,924
HOLDING AND OTHER INVESTMENT OFFICES (0.71%)
H & Q Life Sciences Investors	17,736	235,002
iShares MSCI Japan Index	34,030	450,217

		685,219
INDUSTRIAL MACHINERY AND EQUIPMENT (2.76%)
3M Co.	20,305	1,712,118
Hewlett-Packard Co.	6,900	348,312
Ingersoll-Rand Co., Ltd.-Class A	13,334	619,631

		2,680,061
INSTRUMENTS AND RELATED PRODUCTS (2.18%)
Becton Dickinson & Co.	6,235	521,121
Medtronic, Inc.	10,150	510,241
Stryker Corp.	3,590	268,245
Thermo Fisher Scientific, Inc. (1)	7,840	452,211
Zimmer Holdings, Inc. (1)	5,500	363,825

		2,115,643
INSURANCE AGENTS, BROKERS AND SERVICE (0.43%)
Arthur J. Gallagher & Co.	17,455	422,236

INSURANCE CARRIERS (3.09%)
Allstate Corp.	7,140	372,922
American International Group, Inc.	6,170	359,711
EMC Insurance Group Inc.	19,208	454,653
MetLife, Inc.	9,755	601,103
Old Republic International Corp.	31,100	479,251
Safeco Corp.	4,693	261,306
WellPoint, Inc. (1)	5,328	467,425

		2,996,371

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO (continued)

	Shares Held	Value
COMMON STOCKS (Continued)

METAL MINING (3.39%)
Barrick Gold Corp.	57,916	$2,435,368
Newmont Mining Corp.	17,500	854,525

		3,289,893
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (0.49%)
United Parcel Service, Inc.-Class B	6,720	475,238

NONDEPOSITORY CREDIT INSTITUTIONS (0.11%)
SLM Corp.	5,095	102,613

OIL AND GAS EXTRACTION (6.17%)
Anadarko Petroleum Corp.	13,700	899,953
Apache Corp.	6,700	720,518
Baker Hughes, Inc.	8,700	705,570
Devon Energy Corp.	6,400	569,024
Occidental Petroleum Co.	22,250	1,713,027
Rowan Cos., Inc.	16,700	658,982
Weatherford International, Inc. (1)	10,500	720,300

		5,987,374
PAPER AND ALLIED PRODUCTS (1.25%)
AbitibiBowater, Inc.	8,358	172,258
Kimberly-Clark Corp.	15,015	1,041,140

		1,213,398
PERSONAL SERVICES (0.67%)
Cintas Corp.	19,235	646,681

PETROLEUM AND COAL PRODUCTS (2.17%)
BP PLC	8,100	592,677
ConocoPhillips	17,170	1,516,111

		2,108,788
PIPELINES, EXCEPT NATURAL GAS (1.43%)
Kinder Morgan Management, LLC (1)	26,165	1,385,175

PRINTING AND PUBLISHING (0.74%)
Belo Corp.-Series A	17,370	302,933
R.R. Donnelley & Sons Co.	10,925	412,309

		715,242
RETAIL-DRUG STORES AND PROPRIETARY STORES (0.61%)
Walgreen Co.	15,560	592,525

RETAIL-LUMBER & OTHER BUILDING MATERIAL DEALERS (0.17%)
Lowe’s Companies , Inc.	7,525	170,216

TOBACCO PRODUCTS (0.31%)
Altria Group, Inc.	4,045	305,721

TRANSPORTATION EQUIPMENT (2.19%)
Federal Signal Corp.	36,400	408,408
Honeywell International, Inc.	16,905	1,040,841
ITT Corp.	10,190	672,948

		2,122,197

	Shares Held	Value

WHOLESALE TRADE — NONDURABLE GOODS (0.55%)
SYSCO Corp.	17,085	$533,223

Total Common Stocks (Cost $48,805,414)		58,520,857

	Principal Amount
MORTGAGE-BACKED SECURITIES (29.60%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
2003-1 Class PE, 5.50%, due 07/01/32	$2,250,000	2,231,692
2003-11 Class QC, 5.5%, due 02/01/33	2,500,000	2,387,150
2003-52 Class PL, 5.00%, due 01/01/32	1,064,000	1,001,806
2003-71 Class AK, 5.00%, due 09/01/29	600,000	603,547
2003-101 Class PC, 5.50%, due 11/01/32	2,000,000	2,001,972
2006-116 Class JC, 5.00%, due 05/01/30	1,560,000	1,551,256
2004-22 Class BK, 3.47%, due 04/01/34	309,666	304,402
2004-26 Class GC, 5.00%, due 06/01/31	1,300,000	1,296,495
2004-69 Class JC, 5.50%, due 02/01/32	1,300,000	1,305,022
2004-72 Class DE, 5.00%, due 07/01/32	500,000	474,456
2004-76 Class VG, 5.00%, due 09/01/23	700,000	702,543
2004-89 Class KC, 4.00%, due 10/01/34	608,743	600,691
2004-105 Class PB, 5.00%, due 06/01/33	1,693,200	1,666,661
2004-105 Class VE, 5.50%, due 05/01/24	2,000,000	1,987,688
2004-109 Class WE, 5.00%, due 05/01/33	780,000	760,527
2005-26 Class VE, 5.25%, due 01/01/35	1,000,000	976,025
2005-44 Class KC, 5.00% due 04/01/31	1,500,000	1,498,902
2005-80 Class VC, 5.00%, due 05/01/29	1,000,000	967,613
2005-98 Class DA, 5.50%, due 12/01/34	2,000,000	1,968,816
2006-38 Class OG, 5.00%, due 06/01/36	1,448,667	1,405,924
Pool #2796, 7.00%, due 08/01/29	53,279	56,380

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO (continued)

	Principal Amount	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) — continued
Pool #3040, 7.00%, due 02/01/31	$29,158	$30,827
Pool #3188, 6.50%, due 01/01/32	83,616	86,690
Pool #3239, 6.50%, due 05/01/32	134,353	139,293
Pool #3333, 5.50%, due 01/01/33	232,867	233,523
Pool #3403, 5.50%, due 06/01/33	188,124	188,653
Pool #3442, 5.00%, due 09/01/33	798,411	780,238
Pool #3459, 5.50%, due 10/01/33	529,146	530,636
Pool #672081, 6.00%, due 08/01/37	972,197	995,626

Total Mortgage-Backed Securities (Cost $28,391,050)		28,735,054

SHORT-TERM INVESTMENTS (9.97%)
COMMERCIAL PAPER (3.22%)
DEPOSITORY INSTITUTIONS (1.13%)
Citigroup CP, 4.77%, due 01/15/08	1,100,000	1,100,000

INSURANCE CARRIERS (1.06%)
Prudential Funding LLC., 4.32%, due 01/18/08	650,000	650,000
Prudential Funding LLC., 4.24%, due 01/18/08	375,000	375,000

		1,025,000
NONDEPOSITORY INSTITUTIONS (1.03%)
American Express Credit Corp., 4.29%, due 01/25/08	1,000,000	1,000,000

Total Commercial Paper (Cost $3,125,000)		3,125,000

UNITED STATES GOVERNMENT AGENCIES (6.63%)
Federal Home Loan Mortgage Corp., due 01/07/08	950,000	949,327
Federal National Mortgage Assoc., due 01/02/08	800,000	799,906
Federal National Mortgage Assoc., due 01/04/08	1,000,000	999,650
Federal National Mortgage Assoc., due 01/11/08	1,400,000	1,398,363
Federal National Mortgage Assoc., due 01/22/08	1,400,000	1,396,484
Federal National Mortgage Assoc., due 01/29/08	900,000	897,058

Total United States Government Agencies (Cost $6,440,788)		6,440,788

	Shares Held	Value

MONEY MARKET MUTUAL FUND (0.12%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $117,341)	117,341	$117,341

Total Short-Term Investments (Cost $9,683,129)		9,683,129

Total Investments (99.86%) (Cost $86,879,593)		96,939,040

OTHER ASSETS LESS LIABILITIES (0.14%)
Cash, receivables, prepaid expense and other assets, less liabilities		133,728

Total Net Assets (100.00%)		$97,072,768

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO

December 31, 2007

	Annualized Yield on Purchase Date	Principal Amount	Value
SHORT-TERM INVESTMENTS (101.22%)
COMMERCIAL PAPER (25.33%)
INSURANCE CARRIERS (4.95%)
Prudential Funding LLC, 4.443%, due 01/11/08	4.443%	$300,000	$300,000
Prudential Funding LLC, 4.427%, due 01/23/08	4.427	240,000	240,000
Prudential Funding LLC, 4.347%, due 03/17/08	4.347	275,000	275,000

			815,000

NONDEPOSITORY INSTITUTIONS (15.37%)
American Express Credit Corp., 4.309%, due 02/07/08	4.309	300,000	300,000
American Express Credit Corp., 4.600%, due 02/08/08	4.601	250,000	250,000
American Express Credit Corp., 4.292%, due 03/12/08	4.292	300,000	300,000
American General Finance Corp., 5.013%, due 01/17/08	5.013	250,000	250,000
American General Finance Corp., 4.933%, due 01/24/08	4.933	300,000	300,000
American General Finance Corp., 4.329%, due 02/05/08	4.329	285,000	285,000
General Electric Capital Corp., 4.521%, due 01/03/08	4.521	300,000	300,000
General Electric Capital Corp., 4.523%, due 01/07/08	4.523	250,000	250,000
General Electric Capital Corp., 4.417%, due 03/24/08	4.417	295,000	295,000

			2,530,000

PETROLEUM AND COAL PRODUCTS (5.01%)
Chevron Corp., 4.453%, due 01/10/08	4.453	275,000	275,000
Chevron Corp., 4.269%, due 01/25/08	4.269	300,000	300,000
Chevron Corp., 4.387%, due 02/21/08	4.387	250,000	250,000

			825,000

Total Commercial Paper (Cost $4,170,000)			4,170,000

UNITED STATES GOVERNMENT AGENCIES (75.89%)
Federal Farm Credit Bank, due 01/04/08	4.273	300,000	299,895
Federal Farm Credit Bank, due 01/08/08	4.367	350,000	349,707
Federal Farm Credit Bank, due 02/14/08	4.146	300,000	298,508
Federal Home Loan Bank, due 01/09/08	4.535	300,000	299,702
Federal Home Loan Bank, due 01/11/08	4.360	100,000	99,881
Federal Home Loan Bank, due 01/16/08	4.431	350,000	349,364
Federal Home Loan Bank, due 01/25/08	4.459	275,000	274,196
Federal Home Loan Bank, due 01/30/08	4.308	450,000	448,465
Federal Home Loan Bank, due 02/01/08	4.319	450,000	448,355
Federal Home Loan Bank, due 02/06/08	4.355	500,000	497,862
Federal Home Loan Bank, due 02/13/08	4.427	375,000	373,054
Federal Home Loan Bank, due 02/27/08	4.309	325,000	322,827
Federal Home Loan Bank, due 02/28/08	4.331	350,000	347,608
Federal Home Loan Bank, due 03/07/08	4.277	300,000	297,698
Federal Home Loan Bank, due 03/19/08	4.252	300,000	297,299
Federal Home Loan Mortgage Corp., due 01/10/08	4.350	425,000	424,545
Federal Home Loan Mortgage Corp., due 01/14/08	4.361	300,000	299,535
Federal Home Loan Mortgage Corp., due 01/22/08	4.286	400,000	399,016
Federal Home Loan Mortgage Corp., due 01/28/08	4.326	300,000	299,043
Federal Home Loan Mortgage Corp., due 01/31/08	4.384	525,000	523,115
Federal Home Loan Mortgage Corp., due 02/04/08	4.349	350,000	348,588
Federal Home Loan Mortgage Corp., due 02/11/08	4.298	300,000	298,559

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO (continued)

	Annualized Yield on Purchase Date	Principal Amount	Value
UNITED STATES GOVERNMENT AGENCIES (75.89%) — continued
Federal Home Loan Mortgage Corp., due 02/19/08	4.408%	$450,000	$447,353
Federal Home Loan Mortgage Corp., due 02/29/08	4.353	295,000	292,939
Federal National Mortgage Assoc., due 01/02/08	4.337	500,000	499,941
Federal National Mortgage Assoc., due 01/04/08	4.336	375,000	374,866
Federal National Mortgage Assoc., due 01/15/08	4.375	300,000	299,497
Federal National Mortgage Assoc., due 01/16/08	4.303	350,000	349,382
Federal National Mortgage Assoc., due 01/18/08	4.377	300,000	299,390
Federal National Mortgage Assoc., due 01/29/08	4.306	400,000	398,683
Federal National Mortgage Assoc., due 01/31/08	4.019	550,000	548,189
Federal National Mortgage Assoc., due 02/12/08	4.317	370,000	368,171
Federal National Mortgage Assoc., due 02/15/08	4.326	225,000	223,806
Federal National Mortgage Assoc., due 02/20/08	4.296	400,000	397,660
Federal National Mortgage Assoc., due 02/22/08	4.297	400,000	397,566

Total United States Government Agencies (Cost $12,494,265)			12,494,265

Total Short-Term Investments (Cost $16,664,265)			16,664,265

OTHER ASSETS LESS LIABILITIES (-1.22%)
Cash, receivables, prepaid expense and other assets, less liabilities			(200,411)

Total Net Assets (100.00%)			$16,463,854

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

BLUE CHIP PORTFOLIO

December 31, 2007

	Shares Held	Value

COMMON STOCKS (94.19%)
BUSINESS SERVICES (4.81%)
Microsoft Corp.	91,883	$3,271,035
Oracle Corp. (1)	57,149	1,290,424

		4,561,459
CHEMICALS AND ALLIED PRODUCTS (14.99%)
Abbott Laboratories	24,755	1,389,993
Amgen Inc. (1)	17,835	828,258
Bristol-Myers Squibb Co.	35,343	937,297
Colgate-Palmolive Co.	6,950	541,822
Dow Chemical Co.	10,505	414,107
E.I. du Pont de Nemours & Co.	15,756	694,682
Eli Lilly & Co.	17,662	942,974
Johnson & Johnson	42,710	2,848,757
Merck & Co., Inc.	28,348	1,647,302
Pfizer, Inc.	44,377	1,008,689
Procter & Gamble Co.	40,222	2,953,099

		14,206,980
COMMUNICATIONS (4.76%)
AT&T, Inc.	34,855	1,448,574
CBS Corp.-Class B	12,084	329,289
Comcast Corp.-Class A (1)	33,054	603,566
Verizon Communications	36,562	1,597,394
Viacom, Inc.-Class B (1)	12,084	530,729

		4,509,552
DEPOSITORY INSTITUTIONS (7.89%)
Bank of America Corp.	45,666	1,884,179
Citigroup, Inc.	48,341	1,423,159
J. P. Morgan Chase & Co.	46,325	2,022,086
Wachovia Corp.	25,460	968,244
Wells Fargo Co.	39,005	1,177,561

		7,475,229
EATING AND DRINKING PLACES (2.25%)
McDonald’s Corp.	36,117	2,127,653

ELECTRIC, GAS AND SANITARY SERVICES (2.94%)
Exelon Corp.	24,105	1,967,932
Southern Co.	21,215	822,081

		2,790,013
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (8.21%)
Cisco Systems, Inc. (1)	61,023	1,651,893
General Electric Co.	84,256	3,123,370
Intel Corp.	57,041	1,520,713
Motorola, Inc.	37,189	596,512
Texas Instruments, Inc.	26,461	883,797

		7,776,285
FOOD AND KINDRED PRODUCTS (4.42%)
Anheuser Busch Cos., Inc.	11,202	586,313
Coca-Cola Co. (The)	25,859	1,586,967

	Shares Held	Value

Kraft Foods, Inc.	26,424	$862,215
PepsiCo, Inc.	15,208	1,154,287

		4,189,782
FORESTRY (0.49%)
Weyerhaeuser Co.	6,270	462,350

GENERAL MERCHANDISE STORES (2.72%)
Target Corp.	11,900	595,000
Wal-Mart Stores, Inc.	41,773	1,985,471

		2,580,471
INDUSTRIAL MACHINERY AND EQUIPMENT (9.47%)
3M Co.	17,453	1,471,637
Applied Materials, Inc.	23,520	417,715
Caterpillar, Inc.	28,044	2,034,873
Dell, Inc. (1)	30,585	749,638
EMC Corp. (1)	37,308	691,317
Hewlett-Packard Co.	40,454	2,042,118
International Business Machines Corp.	14,526	1,570,261

		8,977,559
INSURANCE CARRIERS (2.29%)
American International Group, Inc.	37,204	2,168,993

MOTION PICTURES (2.09%)
Disney (Walt) Co.	36,092	1,165,050
Time Warner, Inc.	49,492	817,113

		1,982,163
NONDEPOSITORY INSTITUTIONS (3.44%)
American Express Co.	51,742	2,691,619
Federal National Mortgage Assoc.	14,090	563,318

		3,254,937
PETROLEUM AND COAL PRODUCTS (10.56%)
Chevron Corp.	38,610	3,603,471
Exxon Mobil Corp.	68,376	6,406,148

		10,009,619
PRIMARY METAL INDUSTRIES (1.17%)
Alcoa, Inc.	30,278	1,106,661

SECURITY AND COMMODITY BROKERS (0.60%)
Ameriprise Financial, Inc.	10,349	570,333

TOBACCO PRODUCTS (3.05%)
Altria Group, Inc.	38,185	2,886,022

TRANSPORTATION EQUIPMENT (8.04%)
Boeing Co. (The)	26,912	2,353,723
General Motors Corp.	16,365	407,325
Honeywell International, Inc.	29,204	1,798,090
United Technologies Corp.	40,007	3,062,136

		7,621,274

Total Common Stocks (Cost $60,750,930)		89,257,335

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

BLUE CHIP PORTFOLIO (continued)

	Shares Held	Value

SHORT-TERM INVESTMENTS (5.71%)
MONEY MARKET MUTUAL FUND (0.02%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $17,535)	17,535	$17,535

	Principal Amount
COMMERCIAL PAPER (2.03%)
NONDEPOSITORY INSTITUTIONS
American Express Credit Corp. 4.34%, due 01/14/08	$400,000	400,000
American Express Credit Corp. 4.32%, due 01/18/08	250,000	250,000
American Express Credit Corp. 4.30%, due 01/28/08	475,000	475,000
American General Finance Corp., 5.07%, due 01/02/08	300,000	300,000
General Electric Capital Corp., 4.29%, due 01/22/08	250,000	250,000
General Electric Capital Corp., 4.26%, due 02/07/08	250,000	250,000

Total Commercial Paper (Cost $1,925,000)		1,925,000

UNITED STATES GOVERNMENT AGENCIES (3.66%)
Federal National Mortgage Assoc., due 01/07/08	300,000	299,786
Federal National Mortgage Assoc., due 01/09/08	700,000	699,342
Federal National Mortgage Assoc., due 01/11/08	400,000	399,532
Federal National Mortgage Assoc., due 01/16/08	700,000	698,773
Federal National Mortgage Assoc., due 01/25/08	250,000	249,284
Federal National Mortgage Assoc., due 01/31/08	700,000	697,502
Federal National Mortgage Assoc., due 01/31/08	425,000	423,297

Total United States Government Agencies (Cost $3,467,516)		3,467,516

Total Short-Term Investments (Cost $5,410,051)		5,410,051

Total Investments (99.90%) (Cost $66,160,981)		94,667,386

Value

OTHER ASSETS LESS LIABILITIES (0.10%)
Cash, receivables, prepaid expense and other assets, less liabilities	$98,742

Total Net Assets (100.00%)	$94,766,128

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1.	Significant Accounting Policies

Organization

EquiTrust Variable Insurance Series Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end diversified management investment company, or mutual fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios). Shares of the Fund are sold only to certain life insurance companies’ separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company (see Note 3).

Security Valuation

All Portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. In situations where market quotations are not readily available or quoted market prices are not reliable, investments are valued at fair value in accordance with the procedures adopted by the Fund’s Board of Trustees. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.

The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Portfolio.

Income and Investment Transactions

For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividend income is recorded on the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

Dividends and Distributions to Shareholders

On each day that the net asset value per share is calculated in the High Grade Bond and Strategic Yield Portfolios, that Portfolio’s net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the Money Market Portfolio, each day the net asset value per share is calculated, net investment income and any realized gains and losses from investment transactions will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other Portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for certain basis adjustments resulting from a taxable spin-off and taxable mergers. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

1.	Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund’s organizational documents, its present and past officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. At the discretion of the Board of Trustees, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

New Accounting Pronouncements

Effective January 1, 2007 the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not determined to meet the more-likely-than-not threshold would be recorded as a benefit or expense in the current year. The adoption of FIN 48 during the current fiscal year resulted in no impact to the financial statements. The Fund is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2004.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of December 31, 2007, the Fund does not believe the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.	Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

As of December 31, 2007, the following Portfolios had approximate net capital loss carryforwards set forth below:

	Portfolio
Net Capital Loss Carryforwards Expire In:	Strategic Yield	Blue Chip
2010	$1,495,000	$—
2011	571,000	3,950,000
2012	—	556,000
2013	—	60,000

	$2,066,000	$4,566,000

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Federal Income Taxes (continued)

For the year ended December 31, 2007, the Strategic Yield and Blue Chip Portfolios utilized approximately $2,000 and $1,450,000, respectively, of capital loss carryforwards.

As of December 31, 2007, the Value Growth and Managed Portfolios have post-October capital losses of $294,228 and $56,445, respectively, which will be deferred to the first day of the next fiscal year.

As of December 31, 2007, the components of accumulated earnings and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

	Portfolio
	Value Growth	Managed
Undistributed ordinary income	$1,619,864	$3,407,968
Undistributed capital gains	2,618,688	3,312,666
Accumulated capital losses	(294,228)	(56,445)
Net unrealized appreciation of investments	7,443,683	10,231,325

Total accumulated earnings	$11,388,007	$16,895,514

Differences between book and tax amounts are primarily attributable to short-term capital gains, taxable spin-offs, mergers and corporate inversions.

3.	Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) annual investment advisory and management fees, which are based on each Portfolio’s average daily net assets as follows: Value Growth Portfolio — 0.45%; High Grade Bond Portfolio — 0.30%; Strategic Yield Portfolio — 0.45%; Managed Portfolio — 0.45%; Money Market Portfolio — 0.25% ; and Blue Chip Portfolio — 0.20%, and (2) accounting fees, which are based on each Portfolio’s daily net assets at an annual rate of 0.05%, with a maximum per Portfolio annual expense of $30,000.

The Fund has entered into an agreement with EquiTrust Investment whereby EquiTrust Investment also serves as the Fund’s shareholder service, transfer and dividend disbursing agent. EquiTrust Marketing Services, LLC serves as the principal underwriter and distributor. There are no fees paid by the Fund associated with these services.

EquiTrust Investment has agreed to reimburse the Portfolios annually for total expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of each Portfolio’s average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the Portfolio for such period. During the year ended December 31, 2007, EquiTrust Investment further agreed to reimburse any Portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2007, no expense reimbursements were made to the Fund by EquiTrust Investment.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Management Contract and Transactions with Affiliates (continued)

Certain officers and trustees of the Fund are also officers of EquiTrust Investment, Farm Bureau Life Insurance Company and other affiliated entities. As of December 31, 2007, the total number of the shares of each Portfolio owned by Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company and related separate accounts were as follows:

Portfolio	Shares
Value Growth	4,398,791
High Grade Bond	4,007,621
Strategic Yield	4,281,596
Managed	5,676,367
Money Market	14,051,275
Blue Chip	2,144,691

4.	Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Funds’ cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

5.	Capital Share Transactions

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Shares Sold		Shares Issued In Reinvestment of Dividends and Distributions		Shares Redeemed		Net Increase (Decrease)
Portfolio	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended December 31, 2007:
Value Growth	315,759	$4,743,978	238,534	$3,420,582	401,982	$6,045,822	152,311	$2,118,738
High Grade Bond	823,371	8,291,582	225,005	2,268,861	391,457	3,946,227	656,919	6,614,216
Strategic Yield	757,336	6,886,780	299,636	2,722,242	507,961	4,620,309	549,011	4,988,713
Managed	364,695	5,762,999	438,408	6,641,875	501,851	7,947,767	301,252	4,457,107
Money Market	59,151,850	59,151,850	611,918	611,918	51,856,896	51,856,896	7,906,872	7,906,872
Blue Chip	162,130	6,821,860	43,697	1,750,924	194,153	8,125,772	11,674	447,012

Year ended December 31, 2006:
Value Growth	255,896	$3,609,647	60,639	$836,213	373,100	$5,261,554	(56,565)	$(815,694)
High Grade Bond	596,516	5,992,257	186,353	1,872,291	332,120	3,333,560	450,749	4,530,988
Strategic Yield	717,781	6,518,284	258,257	2,345,363	518,599	4,701,758	457,439	4,161,889
Managed	468,970	7,173,849	445,511	6,620,289	442,686	6,802,184	471,795	6,991,954
Money Market	36,344,869	36,344,869	276,847	276,847	34,352,364	34,352,364	2,269,352	2,269,352
Blue Chip	101,702	3,765,368	46,259	1,635,261	264,053	9,720,213	(116,092)	(4,319,584)

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Investment Transactions

For the year ended December 31, 2007, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by Portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$10,593,092	$9,873,718
High Grade Bond	2,979,373	831,814
Strategic Yield	4,912,445	3,839,318
Managed	13,476,955	10,004,631
Blue Chip	1,627,849	4,022,173

The basis of the Fund’s investments in securities and the net unrealized appreciation of investments for U.S. federal income tax purposes as of December 31, 2007, by Portfolio, was composed of the following:

Portfolio	Tax Cost of Investments in Securities	Gross Unrealized		Net Unrealized Appreciation (Depreciation) of Investments
		Appreciation	Depreciation
Value Growth	$60,266,601	$12,570,709	$5,127,026	$7,443,683
High Grade Bond	45,546,216	495,670	337,937	157,733
Strategic Yield	45,218,063	763,975	1,262,371	(498,396)
Managed	86,707,715	14,358,243	4,126,918	10,231,325
Blue Chip	66,160,981	34,987,536	6,481,131	28,506,405

The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments’ carrying value.

7.	Dividends and Distributions to Shareholders

Dividends from net investment income for the following Portfolios are declared daily and were payable on the last business day of the month as follows:

	Portfolio
Payable Date	High Grade Bond	Strategic Yield	Money Market
January 31, 2007	$0.0479	$0.0587	$0.0041
February 28, 2007	0.0450	0.0622	0.0037
March 30, 2007	0.0425	0.0434	0.0039
April 30, 2007	0.0458	0.0446	0.0040
May 31, 2007	0.0437	0.0473	0.0041
June 29, 2007	0.0426	0.0426	0.0038
July 31, 2007	0.0470	0.0456	0.0042
August 31, 2007	0.0440	0.0475	0.0041
September 28, 2007	0.0414	0.0415	0.0036
October 31, 2007	0.0468	0.0468	0.0040
November 30, 2007	0.0436	0.0465	0.0034
December 31, 2007	0.0437	0.0435	0.0034

Total dividends per share	$0.5340	$0.5702	$0.0463

None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Dividends and Distributions to Shareholders (continued)

In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended December 31, 2007 for the following Portfolios:

Ordinary Income Dividends:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share	Percent Qualifying for Deductions by Corporations
Value Growth	1/17/07	1/17/07	1/18/07	$0.2670	79%
Managed	1/17/07	1/17/07	1/18/07	0.4611	37%
Blue Chip	1/17/07	1/17/07	1/18/07	0.7877	100%

Short-Term Capital Gains Distributions:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share
Managed	1/17/07	1/17/07	1/18/07	$0.0640

The character of the short-term capital gain distributions were treated as ordinary for tax purposes.

Long-Term Capital Gains Distributions:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share
Value Growth	1/17/07	1/17/07	1/18/07	$0.5181
High Grade Bond	1/17/07	1/17/07	1/18/07	0.0054
Managed	1/17/07	1/17/07	1/18/07	0.6339

The Fund designates long-term capital gain distributions in accordance with Section 852(b)(3) of the Internal Revenue Code.

The federal income tax character of dividends and distributions to shareholders during 2007 and 2006 was the same for financial reporting purposes, except for short-term capital gain distributions which are classified as ordinary for federal income tax purposes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS

Years Ended December 31, 2007, 2006, 2005, 2004 and 2003

	Value Growth Portfolio					High Grade Bond Portfolio
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
Net asset value, beginning of year	$15.09	$13.65	$12.98	$11.76	$9.14	$10.12	$10.16	$10.38	$10.42	$10.39
Income From Investment Operations
Net investment income	0.33	0.27	0.19	0.15	0.12	0.53	0.51	0.47	0.45	0.47
Net gains (losses) on securities (both realized and unrealized)	0.43	1.36	0.63	1.20	2.64	0.01	(0.04)	(0.20)	—	0.08

Total from investment operations	0.76	1.63	0.82	1.35	2.76	0.54	0.47	0.27	0.45	0.55

Less Distributions
Dividends (from net investment income)	(0.27)	(0.19)	(0.15)	(0.13)	(0.14)	(0.53)	(0.51)	(0.47)	(0.45)	(0.47)
Distributions (from capital gains)	(0.52)	—	—	—	—	(0.01)	—	(0.02)	(0.04)	(0.05)

Total distributions	(0.79)	(0.19)	(0.15)	(0.13)	(0.14)	(0.54)	(0.51)	(0.49)	(0.49)	(0.52)

Net asset value, end of year	$15.06	$15.09	$13.65	$12.98	$11.76	$10.12	$10.12	$10.16	$10.38	$10.42

Total Return:
Total investment return based on net asset value (1)	5.27%	12.07%	6.41%	11.53%	30.68%	5.48%	4.78%	2.65%	4.30%	5.43%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$67,870	$65,712	$60,223	$58,354	$52,812	$46,039	$39,371	$34,946	$29,980	$26,659
Ratio of total expenses to average net assets	0.55%	0.58%	0.58%	0.58%	0.63%	0.42%	0.44%	0.45%	0.45%	0.49%
Ratio of net expenses to average net assets	0.55%	0.58%	0.58%	0.58%	0.63%	0.42%	0.44%	0.45%	0.45%	0.49%
Ratio of net investment income to average net assets	2.20%	1.88%	1.42%	1.22%	1.26%	5.30%	5.08%	4.63%	4.34%	4.51%
Portfolio turnover rate	17%	30%	18%	17%	17%	11%	17%	12%	26%	28%

Note: Net investment income per share amounts have been calculated based on average shares outstanding for the year.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, redemption on the last day of the year.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Strategic Yield Portfolio					Managed Portfolio
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
Net asset value, beginning of year	$9.19	$9.14	$9.37	$9.13	$8.75	$16.32	$15.80	$15.67	$14.73	$12.34
Income From Investment Operations
Net investment income .	0.57	0.55	0.53	0.55	0.63	0.56	0.49	0.35	0.27	0.30
Net gains (losses) on securities (both realized and unrealized)	(0.25)	0.05	(0.23)	0.24	0.38	0.33	1.28	0.32	0.97	2.43

Total from investment operations	0.32	0.60	0.30	0.79	1.01	0.89	1.77	0.67	1.24	2.73

Less Distributions
Dividends (from net investment income)	(0.57)	(0.55)	(0.53)	(0.55)	(0.63)	(0.46)	(0.37)	(0.27)	(0.30)	(0.34)
Distributions (from capital gains)	—	—	—	—	—	(0.70)	(0.88)	(0.27)	—	—

Total distributions	(0.57)	(0.55)	(0.53)	(0.55)	(0.63)	(1.16)	(1.25)	(0.54)	(0.30)	(0.34)

Net asset value, end of year	$8.94	$9.19	$9.14	$9.37	$9.13	$16.05	$16.32	$15.80	$15.67	$14.73

Total Return:
Total investment return based on net asset value (1)	3.56%	6.79%	3.26%	8.94%	11.97%	5.87%	11.99%	4.53%	8.58%	22.72%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$45,247	$41,481	$37,067	$30,637	$25,498	$97,073	$93,796	$83,368	$74,876	$66,733
Ratio of total expenses to average net assets	0.57%	0.58%	0.59%	0.59%	0.65%	0.54%	0.55%	0.56%	0.56%	0.62%
Ratio of net expenses to average net assets	0.57%	0.58%	0.59%	0.59%	0.65%	0.54%	0.55%	0.56%	0.56%	0.62%
Ratio of net investment income to average net assets	6.26%	6.04%	5.71%	5.98%	7.07%	3.47%	2.98%	2.34%	1.87%	2.35%
Portfolio turnover rate	17%	16%	1%	34%	32%	14%	24%	24%	26%	24%

Note: Net investment income per share amounts have been calculated based on average shares outstanding for the year.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, redemption on the last day of the year.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Money Market Portfolio					Blue Chip Portfolio
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$40.61	$35.27	$35.17	$33.65	$27.22
Income From Investment Operations
Net investment income .	0.05	0.04	0.02	0.01	0.01	0.86	0.79	0.70	0.67	0.50
Net gains (losses) on securities (both realized and unrealized)	—	—	—	—	—	1.73	5.25	0.07	1.35	6.38

Total from investment operations	0.05	0.04	0.02	0.01	0.01	2.59	6.04	0.77	2.02	6.88

Less Distributions
Dividends (from net investment income)	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)	(0.79)	(0.70)	(0.67)	(0.50)	(0.45)
Distributions (from capital gains)	—	—	—	—	—	—	—	—	—	—

Total distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)	(0.79)	(0.70)	(0.67)	(0.50)	(0.45)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$42.41	$40.61	$35.27	$35.17	$33.65

Total Return:
Total investment return based on net asset value (1)	4.71%	4.43%	2.50%	0.74	%0.52%	6.49%	17.42%	2.29%	6.07%	25.70%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$16,464	$8,557	$6,288	$6,592	$6,728	$94,766	$90,261	$82,501	$84,960	$79,832
Ratio of total expenses to average net assets	0.45%	0.54%	0.61%	0.56%	0.59%	0.29%	0.31%	0.31%	0.30%	0.36%
Ratio of net expenses to average net assets	0.45%	0.54%	0.61%	0.56%	0.59%	0.29%	0.31%	0.31%	0.30%	0.36%
Ratio of net investment income to average net assets	4.60%	4.37%	2.47%	0.72%	0.53%	2.04%	2.07%	1.98%	2.00%	1.72%
Portfolio turnover rate	—%	—%	—%	—%	—%	2%	—%	—%	1%	17%

Note: Net investment income per share amounts have been calculated based on average shares outstanding for the year.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, redemption on the last day of the year.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

EquiTrust Variable Insurance Series Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Variable Insurance Series Fund [comprised of the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios] as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Variable Insurance Series Fund at December 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

February 1, 2008

OFFICERS AND TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Persons(2)

Craig A. Lang (56)	President and Trustee	Since 2002	Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; Chairman, FBL Executive Committee; President, Farm Bureau Life Insurance Company; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemen’s Beef Board; past Chairman, Grow Iowa Values Fund; past Director, Iowa Department of Economic Development	13	Director, Farm Bureau Bank (San Antonio, Texas); Director, Iowa Telecommunications Services, Inc. (Newton, Iowa); Member, Iowa Board of Regents

James W. Noyce (52)	Vice President and Trustee Chief Financial Officer and Treasurer	Since 2007 1996-2007	Chief Executive Officer and Class A Director, FBL Financial Group, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and other affiliates of the foregoing; Vice President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; President and Director, FBL Real Estate Ventures, Ltd.	13	Director, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

Dennis M. Marker (56)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Chief Compliance Officer, Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Mutual Funds; Vice President and Director, FBL Leasing Services, Inc.

James P. Brannen (45)	Chief Financial Officer and Treasurer	Since 2007	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Financial Officer, Treasurer and Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing; President, Treasurer and Director, FBL Leasing Services, Inc.; Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Mutual Funds

Richard J. Kypta (55)	Senior Vice President and General Counsel	Since 2007	Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.; former Senior Vice President and Chief Operating Officer, Aviva USA Corporation; former Senior Vice President, General Counsel and Secretary, Aviva USA Corporation

JoAnn Rumelhart (54)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC; Executive Vice President, EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc.; Vice President, EquiTrust Life Insurance Company

John M. Paule (51)	Vice President	Since 2000	Executive Vice President, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC

Lou Ann Sandburg (59)	Vice President-Investments and Assistant Treasurer	Since 1999	Vice President-Investments and Assistant Treasurer FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President-Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Kristi Rojohn (45)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance, Vice President and Secretary, EquiTrust Mutual Funds; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Rob Ruisch (41)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Jennifer Morgan (37)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Sara Welp (25)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Jodi Winslow (32)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Non-Interested Persons(2)

Erwin H. Johnson (64) 1841 March Avenue Charles City, Iowa 50616-9115	Trustee	Since 1989	Farmer; Owner and Manager, Center View Farms Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service; Seed Sales, Syngenta	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (64) 51606 590th Street Atlantic, Iowa 50022-8233	Trustee	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (51) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Trustee	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	13	None

James D. Wallace (52) 1111 Ashworth Road West Des Moines, Iowa 50265	Trustee	Since 2004	President and CEO, GuideOne Insurance and various subsidiaries	13	GuideOne Insurance and various subsidiaries

Erlin J. Weness (63) 1620 Pinewood Drive Worthington, Minnesota 56187	Trustee	Since 2003	Owner and Operator, Weness Consulting; former Extension Educator—Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota), First Rushmore Bancorporation (Worthington, Minnesota), Pioneer Public Television and Community Wind South, LLP

[1]

Officers are elected annually by the Board of Trustees and their terms continue until they are replaced or resign. Each trustee shall serve as trustee until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee and until a successor is elected and qualified, or until such trustee sooner dies, resigns or is removed.

[2]

All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Messrs. Lang and Oddy are interested trustees of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated persons of the Adviser and Distributor.

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.

The officers and trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. All, except one, of the Fund’s officers and interested trustees are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested trustees serve without any compensation from the Fund. Each of the trustees not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. During the fiscal year ended December 31, 2007, each unaffiliated trustee received an annual retainer of $8,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,500 plus expenses for each trustees’ meeting of the EquiTrust Mutual Funds attended. A fee of $1,000 was paid for each committee meeting attended. The chairperson of a committee was paid $1,250 for each committee meeting attended. For the fiscal year ended December 31, 2007, the Fund paid trustees’ fees totaling $26,833.

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

On November 15, 2007 the Board of Trustees, including a majority of the trustees who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent trustees”), approved for continuance the Investment Advisory and Management Services Agreement dated November 11, 1987 between the Blue Chip Portfolio of EquiTrust Series Fund, Inc. (the “Fund”) and EquiTrust Investment Management Services, Inc. (“Adviser”), and the Agreement as amended and restated June 25, 2003 and July 3, 2003 between all Portfolios of the Fund except the Blue Chip Portfolio and the Adviser (collectively the “Agreement”).

The Board of Trustees, including a majority of the independent trustees, determined that approval of the Agreement was in the best interests of the Fund. The independent trustees were assisted by independent legal counsel in making their determination.

The Board noted that the Adviser has managed each Portfolio since its inception. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Adviser managed the Portfolios and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Portfolios, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.

The Board also reviewed and discussed reports prepared by the Adviser containing information on each Portfolio’s total returns and average annual total returns over various periods of time. The Board also considered for each Portfolio, with the exception of the Money Market Portfolio, the Portfolio’s Morningstar “snapshot” report which includes various peer group data and the Morningstar rating. The Board concluded that as to each Portfolio, the investment performance was satisfactory, and in some cases, good relative to the peer group of mutual funds included in the reports. Based on the information provided, the Board concluded that the nature and extent of services provided to each Portfolio were appropriate and that the quality was good.

Fees and Expenses. The Board reviewed the amounts paid to the Adviser for advisory services. The Board compared expense ratios with other registered funds pursuing broadly similar strategies as included in reports prepared by the Adviser. The Board also reviewed a report management uses to review and evaluate expenses. This information showed that the advisory fee of each Portfolio was below average compared to other mutual funds pursuing broadly similar strategies. This information also showed that the expense ratios of each Portfolio were below average compared to similar mutual funds. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different than the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds.

The Board also considered that the Adviser has reimbursed expenses for the Portfolios over various periods of time. Based on the information considered, the Board concluded that each Portfolio’s advisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from each Portfolio, and requested and received from the Adviser information on each Portfolio’s net assets and expense ratios over a ten-year period. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded for each Portfolio that the Adviser’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Portfolio grows and whether fee levels reflect economies of scale for the benefit of Portfolio shareholders. The Board reviewed each Portfolio’s net assets and expense ratios over a ten-year period. The Board noted that the High Grade Bond, Managed, Strategic Yield and Value Growth Portfolios have advisory fee breakpoints designed to share economies of scale with shareholders. The Board also considered that the current size of each Portfolio does not lend itself to economies of scale. The Board concluded with respect to each of the Portfolios, that the total expense ratios were reasonable.

Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services and fees received by an affiliate of the Adviser for distribution services. The Board also considered the Adviser’s placement of trades for certain of the Fund’s portfolios with broker-dealers that provide research products and services, in addition to the execution of the securities transactions. In doing so, the Board considered the Adviser’s determination that the level and amount of such commissions were reasonable in relation to the value and type of research received, the benefit of the research to the portfolio managers in the performance of their investment decision-making responsibilities and, in turn, the Portfolios, the research is eligible for purchase with hard dollars, and the use of traders and quality of execution and other brokerage services available through such broker-dealers. The Board concluded that, taking into account these benefits, the Portfolios’ advisory fees were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Information on Proxy Voting:

EquiTrust Variable Insurance Series Fund, Inc. (the “Fund”) has delegated the authority to vote proxies related to the Fund’s Portfolio securities to the Fund’s investment adviser, EquiTrust Investment Management Services, Inc. (the “Adviser”). A description of the policies and procedures that the Adviser uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2007 is available without charge, by calling the toll-free number listed above or by accessing the SEC’s website.

Form N-Q Disclosure:

The Fund files a complete schedule of Portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant at its principal executive office.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(2) The audit committee financial expert is James D. Wallace. Mr. Wallace is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s fiscal years ended December 31, 2006 and December 31, 2007, the aggregate fees billed by the Fund’s principal accountant for the audit of the Fund’s financial statements were $56,200 and $59,000, respectively.

(b)	Audit-Related Fees: There were no audit-related fees billed to the Fund for the fiscal years ended December 31, 2006 and December 31, 2007.

(c)	Tax Fees: None.

(d)	All Other Fees: For the Fund’s fiscal years ended December 31, 2006 and December 31, 2007, the aggregate fees billed by the Fund’s principal accountant included fees related to the audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; as well as fees for services performed by the principal accountant for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund. The amounts of these fees are as follows:

Fiscal Year Ended:	December 31, 2006	December 31, 2007
Fees related to audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. and for research and consultation on miscellaneous accounting matters	$79,800	$80,100

Services performed for EquiTrust Marketing Services, LLC and EquiTrust Investment Management Services, Inc. related to the audits of these entities and for research and consultation on miscellaneous accounting matters	$43,200	$40,800

(e)	(1) The Fund’s Audit Committee adopted the following pre-approval policies and procedures:

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

C. Independent registered public accounting firm

2.	Pre-approve any engagement of the independent registered public accounting firm to provide any services to the Fund, including the fees and other compensation to be paid to the independent registered public accounting firm. Notwithstanding the above, the independent registered public accounting firm shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

a.	bookkeeping or other services related to the accounting records or financial statements of the Fund;

b.	financial information systems design and implementation;

c.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

d.	actuarial services;

e.	internal audit outsourcing services;

f.	management functions or human resources;

g.	broker or dealer, investment adviser, or investment banking services;

h.	legal services and expert services unrelated to the audit; and

i.	any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.

Pre-approve any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Adviser (or any “control affiliate”[1] of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

[1]	“Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

•

The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $5000. Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval. In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

•	Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

(a)	the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

(a)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-audit Fees: There were no non-audit fees billed for the fiscal years ended December 31, 2006 and December 31, 2007.

(h)	The Audit Committee of the Board of Trustees of the Fund has reviewed the statement of independence provided by Ernst & Young, the Fund’s principal accountant, considered whether the provision of non-audit services by the firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser is compatible with such firm’s independence with respect to the Fund, and concluded that the non-audit services provided by Ernst & Young does not compromise that firm’s independence with regard to the Fund.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable. See Item 2(a).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EquiTrust Variable Insurance Series Fund

By:	/s/ Dennis M. Marker
Name:	Dennis M. Marker
Title:	Chief Executive Officer
Date:	02/22/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
Name:	Dennis M. Marker
Title:	Chief Executive Officer
Date:	02/22/08

By:	/s/ James P. Brannen
Name:	James P. Brannen
Title:	Chief Financial Officer
Date:	02/25/08